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                                 United States
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT RECORDED) JANUARY 12, 1999

                      WEST COAST ENTERTAINMENT CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

         0-28072                                      04-3278751
(Commission File Number)                (I.R.S. Employer Identification Number)

    ROUTE 413 AND DOUBLE WOODS ROAD,                         19047
        LANGHORNE, PENNSYLVANIA
(Address of principal executive offices)                  (Zip Code)


                                 (215) 968-4318
              (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)


                            Total number of pages: 2

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Item 5. OTHER EVENTS

Effective January 12, 1999, the Registrant signed a third amendment to its Credit Facility (the "Revised Facility"). The "Revised Facility" is a non-revolving loan maturing on February 14, 2000 and increases the previous commitment $5 million to a total commitment of $70 million, as well as providing for certain credit enhancements, subject to the inherent terms and conditions of the agreement.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information

None.

(c) Exhibits.

1. Credit Facility between West Coast Entertainment Corporation and PNC Bank, NA (as agent) and other financial institutions effective January 12, 1999.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   West Coast Entertainment Corporation

Date: January 27, 1999

                                   By:  /s/ RICHARD G. KELLY
                                      --------------------------------
                                        Richard G. Kelly
                                        Chief Financial Officer